UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
(Name of Registrant as Specified In Its Charter)

AB Value Partners, LP AB Value Management LLC Andrew T. Berger Bradley L. Radoff Mary Bradley
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AB VALUE PARTNERS, LP AND BRADLEY L. RADOFF

SUPPLEMENT TO PROXY STATEMENT

2022 ANNUAL MEETING OF STOCKHOLDERS

OF

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

This proxy statement supplement and accompanying BLUE proxy card are being furnished to stockholders of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (“Rocky Mountain” or the “Company”) by AB Value Partners, LP, Bradley L. Radoff and the other participants named herein (collectively, the “AB Value-Radoff Group” or “we”) in connection with the solicitation of proxies from the holders (the “Stockholders”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company, in connection with the 2022 Annual Meeting of Stockholders of the Company scheduled to be held virtually at www.cesonlineservices.com/rmcf22_vm on August 18, 2022 at 10:00 a.m., Mountain Time (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Stockholders of the Company held in lieu thereof, the “Annual Meeting”).

We are asking you to vote on the BLUE proxy card at the Annual Meeting as follows:

1.	To elect the AB Value-Radoff Group’s director nominee, Mary Bradley, (the “Nominee”) to serve until the 2023 Annual Meeting of Stockholders, and until her successor is elected and qualified;

2.	To vote on the Company’s proposal to ratify the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023;

3.	To vote on the Company’s proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and

4.	To transact such other business as may properly come before the Annual Meeting.

These proposals are more fully described below and in the definitive proxy statement filed by the AB Value-Radoff Group with the Securities and Exchange Commission (the “SEC”) on July 13, 2022. This Supplement is being filed with the SEC on July 21, 2022.

The AB Value-Radoff Group mailed definitive proxy materials, including a BLUE proxy card, to Stockholders on or about July 13, 2022, in furtherance of seeking the election of a slate of two highly qualified nominees. On July 20, 2022 the AB Value-Radoff Group determined to reduce it slate of director nominees to just one nominee, Mary Bradley, in light of feedback we received from Stockholders and our ongoing review of the best ways to ensure the Company is on the right track to enhance value for all Stockholders, which we believe includes electing a director nominee with much needed consumer, chocolate and franchise experience and expertise to the Board of Directors of the Company (the “Board”), among other things. Accordingly, the AB Value-Radoff Group is hereby supplementing its definitive proxy statement to reflect that it seeking the election of only one director nominee, Mary Bradley, to the Board.

Through this Supplement and our Proxy Statement filed on July 13, 2022, we are soliciting proxies to elect not only our Nominee, but also the candidates who have been nominated by the Company other than Brett P. Seabert. Stockholders will, therefore, be able to vote for the total number of directors up for election at the Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. Your vote to elect our Nominee will have the legal effect of replacing one incumbent director with our Nominee. If elected, our Nominee will constitute a minority on the Board – accordingly, there can be no guarantee that our Nominee will be able to implement the actions that she believes are necessary to unlock value for Stockholders. However, we believe the election of our Nominee is an important step in enhancing long-term value at the Company.

For details regarding the qualifications of our Nominee as well as our reasons for making this solicitation, please see our definitive proxy statement dated July 13, 2022, previously filed with the SEC and furnished to Stockholders, as well as our other solicitation materials. If you need another copy of our definitive proxy statement or this supplement, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free numbers listed below.

AB Value Partners, LP, a New Jersey limited partnership, AB Value Management LLC, a Delaware limited liability company, and Andrew T. Berger, Bradley L. Radoff and Mary Bradley, each a United States citizen, are participants in this solicitation and as of the date hereof, the participants collectively beneficially own 1,095,547 shares of Common Stock (the “AB Value-Radoff Group Shares”). We intend to vote the AB Value-Radoff Group Shares FOR the election of our Nominee, FOR the ratification of the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023, and AGAINST the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, as described herein and in our definitive proxy statement dated July 13, 2022.

This supplement is dated July 21, 2022, and is being filed with the SEC on July 21, 2022. This supplement should be read in conjunction with the AB Value-Radoff Group’s definitive proxy statement filed with the SEC on, and first furnished to stockholders of the Company on or about, July 13, 2022.

Stockholders may continue to vote on our previously distributed BLUE proxy card or on the BLUE proxy card attached hereto, each of which will be voted at the Annual Meeting “FOR” the election of Ms. Bradley and the Company’s nominees other than Brett P. Seabert, “FOR” the ratification of the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023, and “AGAINST” the advisory vote on the compensation of the Company’s named executive officers.

In addition, all BLUE proxy cards that have previously been submitted in connection with our mailing to Stockholders of a proxy statement and proxy card on July 13, 2022 remain valid and will be voted at the Annual Meeting “FOR” the election of Ms. Bradley and the Company’s nominees other than Brett P. Seabert, “FOR” the ratification of the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023, and “AGAINST” the advisory vote on the compensation of the Company’s named executive officers.

THEREFORE IF YOU HAVE SUBMITTED A BLUE PROXY CARD SINCE JULY 13, 2022 AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION AND YOU DO NOT NEED TO SUBMIT THE ENCLOSED BLUE PROXY CARD.

THIS SOLICITATION IS BEING MADE BY THE AB VALUE-RADOFF GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. EXCEPT AS SET FORTH IN THIS SUPPLEMENT AND THE PROXY STATEMENT, WE DO NOT KNOW OF ANY OTHER MATTERS TO BE PRESENTED FOR APPROVAL BY THE STOCKHOLDERS AT THE ANNUAL MEETING. IF, HOWEVER, THE AB VALUE-RADOFF GROUP LEARNS OF ANY OTHER PROPOSALS MADE AT A REASONABLE TIME BEFORE THE ANNUAL MEETING, THE AB VALUE-RADOFF GROUP WILL EITHER FURTHER SUPPLEMENT ITS PROXY STATEMENT AND PROVIDE STOCKHOLDERS WITH AN OPPORTUNITY TO VOTE BY PROXY DIRECTLY ON SUCH MATTERS, OR WILL NOT EXERCISE DISCRETIONARY AUTHORITY WITH RESPECT THERETO. IF OTHER MATTERS ARE PROPERYLY PRESENTED THEREAFTER, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE THE SHARES OF COMMON STOCK REPRESENTED THEREBY IN ACCORDANCE WITH THEIR DISCRETION PURUSANT TO THE AUTHORITY GRANTED IN THE PROXY.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY TO VOTE “FOR” THE ELECTION OF OUR NOMINEE AND TO GRANT AUTHORITY TO VOTE FOR THE COMPANY’S NOMINEES OTHER THAN BRETT P. SEABERT.

PLEASE DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY SENT A PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY SIGN AND RETURN THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This Supplement, the Proxy Statement and our BLUE Proxy Card are available at no charge at:

www.saratogaproxy.com/RMCFcontest

IMPORTANT VOTING INFORMATION

Your vote is important, no matter how many or how few shares of Common Stock you own. Please sign, date and return the BLUE proxy card today to vote FOR the election of the Nominee and in accordance with the AB Value-Radoff Group’s recommendations on the other proposals on the agenda for the Annual Meeting.

If your shares of Common Stock are held in your own name, please authorize a proxy to vote by signing and returning the enclosed BLUE proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your shares of Common Stock voted (instructions are on your BLUE proxy card).

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other institution or nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other institution or nominee to ensure that a BLUE proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed BLUE proxy card. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed BLUE proxy card.

PLEASE DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY SENT A PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY DATE, SIGN AND RETURN THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON YOUR BLUE PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of the AB Value-Radoff Group’s proxy materials, please contact Saratoga Proxy Consulting LLC at the phone numbers or email address listed below.

Stockholders call toll free at (888) 368-0379

Email: info@saratogaproxy.com

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

2022 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF AB VALUE PARTNERS, LP, BRADLEY L. RADOFF AND THE OTHER PARTICIPANTS IN THEIR PROXY SOLICITATION

THE BOARD OF DIRECTORS OF ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Bradley L. Radoff, Andrew T. Berger, John Ferguson and Ryan Nebel, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Rocky Mountain Chocolate Factory, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2022 annual meeting of stockholders of the Company scheduled to be held virtually at www.cesonlineservices.com/rmcf22_vm on August 18, 2022, at 10:00 a.m. Mountain Time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to AB Value Partners, LP and Bradley L. Radoff (collectively, the “AB Value-Radoff Group”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 and “AGAINST” PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the AB Value-Radoff Group’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

THE AB VALUE-RADOFF GROUP STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE NOMINEE LISTED BELOW IN PROPOSAL 1 AND AGAINST PROPOSAL 3. THE AB VALUE-RADOFF GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

1.	The AB Value-Radoff Group’s proposal to elect Mary Bradley as a director of the Company.
		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Mary Bradley And for the Company’s nominees other than Brett P. Seabert	☐	☐	☐ __________________ __________________ __________________

The AB Value-Radoff Group does not expect that the nominee will be unable to stand for election, but, in the event that the nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, the AB Value-Radoff Group has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

The AB Value-Radoff Group intends to use this proxy to vote (i) “FOR” Mary Bradley and (ii) “FOR” the candidates who have been nominated by the Company other than Brett P. Seabert, for whom the AB Value-Radoff Group is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if the AB Value-Radoff Group’s nominee is elected.

Note: If you do not wish for your shares of common stock to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line below. Your shares of common stock will be voted for the remaining nominee(s). You may also withhold authority to vote for the candidates who have been nominated by the Company other than Brett P. Seabert by writing the names of such candidate(s) below.

________________________________________________________________

2.	Company’s proposal to ratify the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2023.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Company’s proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.